UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2004

LSI LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11674	94-2712976

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of the Company’s By-laws

     On August 12, 2004, the board of directors of LSI Logic Corporation (the "Company”) approved an amendment and restatement to the Company’s bylaws, which addressed a number of provisions, including:

•	stockholder meetings, including procedures regarding participation in meetings by remote communication, who may call special meetings, postponement or cancellation of meetings, electronic notice of meetings, quorum at meetings, adjournment of meetings, conduct of business at meetings, and advance notice of nominations and proposals at meetings;

•	the board of directors, including procedures regarding changing the number of directors, calling special meetings of the board of directors, and notice requirements for special meetings of the board of directors; and

•	procedures and protections with respect to indemnification of directors and officers.

Deadline for Receipt of Stockholder Proposals for the Company’s 2005 Annual Meeting of Shareholders

     As governed by Section 2.16 of the amended and restated by-laws, the deadline for receipt of those stockholder proposals for the Company’s 2005 annual meeting of stockholders that are not intended to be included in the Company’s proxy statement relating to the 2005 annual meeting has been changed (such deadline, the “Bylaw Deadline”). The new Bylaw Deadline is January 2, 2005, which is 90 calendar days prior to the one-year anniversary of the date on which the proxy materials were released to stockholders in connection with the 2004 annual meeting. This Bylaw Deadline is different from, and supersedes, the deadline specified in the Company’s definitive proxy statement released to stockholders in connection with the 2004 annual meeting on April 1, 2004.

     In addition, because the new Bylaw Deadline is before the Discretionary Vote Deadline (as defined in the 2004 definitive proxy statement), there is no longer any Discretionary Vote Deadline and references thereto in the 2004 definitive proxy statement have been superseded.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

3.1	By-laws of LSI Logic Corporation (as amended and restated on August 12, 2004)

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION, a Delaware corporation

By:	/s/ David G. Pursel

David G. Pursel
Vice President, General Counsel and Corporate Secretary

Date: September 1, 2004

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EXHIBIT INDEX

Exhibit No.	Description

3.1	By-laws of LSI Logic Corporation (as amended and restated on August 12, 2004)

4